UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2006

EVERGREEN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

OREGON
(State or other jurisdiction of incorporation or organization)

333-109667-04	91-1797880
(Commission file number)	(IRS Employer Identification No.)

3850 THREE MILE LANE, McMINNVILLE, OREGON		97128-9496
(Address of principal executive offices)		(Zip Code)

503-472-9361
(Registrant’s telephone number, including area code)

NONE
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 24, 2006, Evergreen International Aviation, Inc. ("Evergreen Aviation"), a subsidiary of Evergreen Holdings, Inc., issued a press release regarding the extension until 5:00 p.m. New York City time on October 31, 2006 of its tender offer and consent solicitation related to its 12% Senior Second Secured Notes Due 2010. The press release is attached to this Current Report on Form 8-K as exhibit 99.1 and is incorporated herein by this reference.

Item 9.01. Exhibits.

(d) Exhibits. The following document is filed as an exhibit to this Form 8-K:

99.1	Press Release dated October 24, 2006.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EVERGREEN HOLDINGS, INC. (Registrant)

Date: October 24, 2006	/s/ John A. Irwin John A. Irwin Chief Financial Officer